                                                                    Exhibit 10.4

                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------

          This PLEDGE AND SECURITY AGREEMENT (the "Agreement"), dated as of December 21, 2001, is by and between Webb Interactive Services, Inc., a
         --
corporation organized and existing under the laws of Colorado (the "Pledgor") and Jona, Inc.__________, a resident of the State of Wyoming (the "Pledgee").
    ----------                                       -------

                                   Recitals
                                   --------

          WHEREAS, the Pledgor has given a promissory note to Pledgee, of even date herewith (the "Note");

          WHEREAS, as a condition to the consummation of the transactions contemplated by the Note, the Pledgor has agreed to secure its obligations under the Note by entering into this Agreement.

                                   Agreement
                                   ---------

          NOW, THEREFORE, the Pledgor and the Pledgee hereby agree as follows:

               XIX.    Pledge and Grant of Security Interest.
               ----    --------------------------------------

                            A. For value received and to induce the Pledgee to extend a loan to the Pledgor, the Pledgor hereby pledges and assigns to the Pledgee and grants as security to the Pledgee for all present and future obligations, indebtedness and liabilities of all kinds of Pledgor to the Pledgee under the Note (the "Secured Obligations"), a first lien on, and security interest in, all its right, title and interest in and to the following:

                       iv.  1,200,000 shares of the Series C Convertible
                            ---------
          Preferred Stock of Jabber, Inc., a Delaware corporation (the "Pledged Subsidiary"), which are presently owned by the Pledgor (and all additional shares acquired by the Pledgor by stock dividend, stock split, distribution or otherwise with respect to the 1,200,000 shares
                                                               ---------
          of Series C Convertible Preferred Stock (all such shares of stock of the Pledged Subsidiary pledged hereunder being referred to collectively as the "Pledged Shares");

                       v. all certificates representing any of the Pledged Shares, whether currently existing or hereafter issued; and

                       vi.  except as otherwise provided in Section 5 hereof,
                                                            ---------
          any and all dividends, cash, securities, instruments, warrants, options and other property, proceeds and distributions from time to time received, receivable, paid or otherwise distributed in respect of, in substitution for, in addition to or in exchange for or evidencing any of the Pledged Shares and all proceeds thereof.

               (b) The Pledged Shares, the certificates therefor, all dividends, cash, securities, instruments, warrants, options and other property, proceeds and distributions from time to time received, receivable, paid or otherwise distributed in respect of, in substitution for, in addition to or in exchange for or evidencing any of the Pledged Shares and all proceeds thereof together with all other property, rights and interests described in this Section
                                                                         -------
1, whether now existing or hereafter acquired or obtained, are referred to
-
herein collectively as the "Collateral."

               XX.   Delivery of Pledged Share Certificates; Registry Notations.
                     ----------------------------------------------------------

                            A. All certificates or instruments representing or evidencing the Pledged Shares referred to in Section 1 hereof have
                                                       ---------
          previously been delivered or are being delivered to the Pledgee concurrently with the execution of this Agreement, and are in suitable form for transfer by delivery, endorsed in blank or accompanied by duly executed undated instruments of transfer or assignments in blank, having attached thereto or to such certificates all requisite federal, state or provincial stock transfer tax stamps, all in form and substance satisfactory to the Pledgee.

                            B.   All necessary and appropriate entries,
          notations and written descriptions in the books or share registry of the Pledged Subsidiary evidencing and necessary or desirable to perfect the pledge of the Collateral pursuant hereto have been or will be made concurrently with the execution of this Agreement, and the Pledgor shall pay all requisite federal, state, provincial or other governmental fees or taxes therefor. The Pledgor shall forthwith take all other actions necessary, appropriate or desirable pursuant to applicable law to perfect the pledge of the Collateral.

               XXI.  Representations, Warranties, Covenants and Agreements of
               ----  --------------------------------------------------------
     the Pledgor.
     -----------

          The Pledgor represents, warrants, covenants and agrees that:

                            A. The Pledged Shares have been duly authorized and are validly issued, fully paid and non-assessable.

                            B. Except for the security interests granted hereby, the Pledgor is, and as to Collateral acquired after the date hereof the Pledgor shall and will be at the time of acquisition, the record and beneficial owner and holder of the Collateral free from any adverse claim, security interest, pledge, encumbrance, lien, charge, or other right, title or interest of any person other than the Pledgee, and covenants that at all times the Collateral will be and remain free of all such adverse claims, security interests, pledges, encumbrances, liens, charges or other adverse interests by third parties. The Pledged Shares are free from and not otherwise subject to any voting agreements, voting trusts, proxies, options, preferential purchase rights or other right of any party to acquire all or any portion of the Pledged Shares.

                            C. (i) The Pledgor has full power and lawful authority to enter into this Agreement and to pledge the Collateral to the Pledgee and to grant to the Pledgee a first and prior security interest therein as herein provided, all of which have been duly authorized by all necessary corporate action.

                     (ii) The execution and delivery and the performance hereof are not in contravention of any charter, articles of incorporation or by-law provision, or of any Instrument or undertaking to which the Pledgor is a party or by which the Pledgor or its property is bound.

                     (iii) This Agreement constitutes the valid and legally binding obligation of the Pledgor enforceable in accordance with its terms.

                     (iv) The Pledgor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein. Any officer or representative acting for or on behalf of the Pledgor in connection with this Agreement or any aspect hereof, or entering into or executing this Agreement on behalf of the Pledgor, has been duly authorized to do so, and is fully empowered to act for and represent the Pledgor in connection with this Agreement and all matters related thereto or in connection therewith.

               (d)   (i)    Pledgor's principal place of business and chief
executive office is in Denver, Colorado. Pledgor shall not change the location of its principal place of business or chief executive office without twenty (20) days prior written notice to the Pledgee.

                     (ii) The preamble hereof states the correct legal name of the Pledgor and the Pledgor does not conduct business under any other name. Pledgor shall not change its corporate name, nor do business under any name other than its current name, unless the Pledgor has delivered to the Pledgee written notice of such other names at least 30 days prior to the date of first use thereof by the Pledgor.

               (e)   (i)    The Pledgor has not heretofore agreed to or signed
any pledge, charge, financing statement or security agreement which covers any of the Collateral, and no such pledge, charge, financing statement or security agreement is now on file in any public office and the Pledgor has not heretofore filed or inserted any entries or notations in the books or share registry of the Pledgor or the Pledgor evidencing any pledge of the Collateral (other than such financing statements, security agreements and share registry notations, if any, of which both written notice and true and correct copies have heretofore been given by the Pledgor to the Pledgee).

                     (ii) As long as any amount remains unpaid on any of the Secured Obligations or under any agreement entered into in connection with the Secured Obligations, except as expressly permitted by any such agreement, (A) the Pledgor will not enter into or execute any pledge, charge, security agreement or financing statement covering the Collateral, other than those pledges, charges, security agreements and financing statements in favor of the Pledgee hereunder, (B) the Pledgor shall not file or consent to the filing of any pledge, financing statement or statements (or any documents or papers filed as such) covering the Collateral, other than financing statements in favor of the Pledgee hereunder, unless in any case the prior written consent of the Pledgee shall have been obtained, and further (C) the Pledgor shall not insert, file or make any notations in the books or share registry of the Pledgor evidencing any pledge of the Collateral, other than such entries and notations in favor of the Pledgee hereunder.

                     (iii) The Pledgor authorizes the Pledgee to file, in its discretion, in jurisdictions where this authorization will be given effect, a financing statement, personal property security act filing or other instrument for filing required by any jurisdiction applicable to the Collateral signed only by the Pledgee covering the Collateral, and hereby appoints the Pledgee as the Pledgor's attorney-in-fact to sign and file any such financing statements or other instruments covering the Collateral. At the request of the Pledgee, the Pledgor will join the Pledgee in executing such Instruments as the Pledgee may determine from time to time to be necessary or desirable under provisions of any applicable Uniform Commercial Code, Personal Property Security Act or other applicable laws in effect where the Collateral is located or where the Pledgor conducts business; without limiting the generality of the foregoing, the Pledgor agrees to join the Pledgee, at the Pledgee's request, in executing one or more financing statements or other Instruments in form satisfactory to the Pledgee, and the Pledgor will pay the costs of filing or recording the same in all public offices at any time and from time to time whenever filing or recording of any such financing statement or other Instrument is deemed by the Pledgee to be necessary or desirable.

                     XXII.  Rights of the Pledgee and the Pledgor Related to
                     -----  ------------------------------------------------
     Collateral.
     -----------

          The Pledgee may from time to time following the occurrence of an Event of Default, as defined in the Note or the Purchase Agreement:

                                 A.   Transfer any of the Collateral into the
          name of the Pledgee or its nominee.

                                 B.   Notify parties obligated on any of the
          Collateral to make payment to the Pledgee of any amounts due or to become due thereunder.

                                 C.   Subject to compliance with federal and
          state securities laws, enforce collection of any of the Collateral by suit or otherwise; surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligation of any nature of any party with respect thereto; and exercise all other rights of the Pledgor in any of the Collateral, except as hereinafter provided with respect to income from or interest on the Collateral and except that, prior to an Event of Default, the Pledgor may exercise its voting and consensual rights with respect to any Collateral constituting voting securities.

                                 D. Take possession or control of any proceeds of the Collateral.

          Until the occurrence of an Event of Default, the Pledgor shall have the right to receive all income from or interest on the Collateral, and if the Pledgee receives any such income or interest prior to the occurrence of an Event of Default, the Pledgee shall pay the same promptly to the Pledgor, except that in the case of securities or other property distributed by way of a dividend or otherwise with respect to the Collateral, such securities or other property shall be promptly delivered to the Pledgee to be held as Pledged Shares or other Collateral hereunder. Upon the occurrence of an Event of Default, the Pledgor will not demand or receive any income from or interest on the Collateral, and if the Pledgor receives any such income or interest without any demand by it, the same shall be held by the Pledgor in trust for the Pledgee in the same medium in which received, shall not be commingled with any assets of the Pledgor and shall be delivered to the Pledgee in the form received, properly endorsed to permit collection, not later than the next business day following the day of its receipt. The Pledgee may apply the net cash received from such income or interest to payment of any of the Secured Obligations, provided that the Pledgee shall account for and pay over to the Pledgor any such income or interest remaining after payment in full of the Secured Obligations then outstanding.

          So long as no Event of Default shall have occurred, the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Purchase Agreement; provided, however, that the Pledgor shall not exercise or refrain from
--------  -------
exercising any such right if, in the Pledgee's judgment, such action would have a material adverse effect on the value of the Collateral or any part thereof; and, provided, further, that the Pledgor shall give the Pledgee at least five
     --------  -------
days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such rights.

          The Pledgee shall never be under any obligation to collect, attempt to collect, protect or enforce the Collateral or any security therefor, which the Pledgor agrees and undertakes to do at the Pledgor's expense, but the Pledgee may do so in its discretion at any time after the occurrence of an Event of Default and at such time the Pledgee shall have the right to take any steps by judicial process or otherwise as it may deem proper to effect the collection of all or any portion of the Collateral or to protect or to enforce the Collateral or any security therefor. All expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred or paid by the Pledgee in connection with or incident to any such collection or attempt to collect the Collateral or actions to protect or enforce the Collateral or any security therefor shall be borne by the Pledgor or reimbursed by the Pledgor to the Pledgee upon demand. The proceeds received by the Pledgee as a result of any such actions in collecting or enforcing or protecting the Collateral shall be utilized by the Pledgee in accordance with Section 10 hereof.
                                           ----------

               XXIII.  Further Assurances.
               ------  ------------------

          The Pledgor agrees to take such actions and to execute such stock or bond powers or other Instruments and such other or different writings as the Pledgee may reasonably request further to perfect, confirm and assure the Pledgee's security interest in the Collateral and irrevocably authorizes the Pledgee, as Pledgor's agent and attorney-in-fact, to assist the Pledgee's realization thereon upon the occurrence of an Event of Default including, without limitation, the right to receive, indorse, and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Shares or any part thereof.

               XXIV.   Events of Default.
               -----   -----------------

          The occurrence of an Event of Default under the Note shall constitute an "Event of Default" hereunder.

               XXV.    Rights and Remedies of the Pledgee Upon Default.
               ----    -----------------------------------------------

          If an Event of Default shall have occurred:

                                 A. The Pledgee shall have and may, subject to compliance with federal and state securities laws, exercise with reference to the Collateral and the Secured Obligations any and all of the rights and remedies of a secured party under the Uniform Commercial Code ("UCC"), and as otherwise granted herein or under any other applicable law now or hereafter in effect executed by the Pledgor, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, or otherwise utilize the Collateral and any part or parts thereof in any manner authorized or permitted under the UCC after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorneys' fees and expenses thereby incurred by the Pledgee and toward payment of the Secured Obligations in such order or manner as permitted by law. Specifically and without limiting the foregoing, the Pledgee shall have the right to take possession of all or any part of the Collateral, any certificate therefor or any security therefor and of all books, records, papers and documents of the Pledgor or in the Pledgor's possession or control relating to the Collateral which are not already in the Pledgee's possession, and for such purpose may enter upon any premises upon which any of the Collateral or any security therefor or any of said books, records, papers and documents are situated and remove the same therefrom without any liability for trespass or damages thereby occasioned. To the extent permitted by law, the Pledgor expressly waives any notice of sale or other disposition of the Collateral and all other rights or remedies of the Pledgor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of the Pledgee existing after default hereunder. The Pledgee shall have all other rights and remedies available, whether at law or in equity.

                                 B. Upon notice by the Pledgee to the Pledgor, the Pledgee or its nominee or nominees shall have the sole and exclusive right to exercise all voting and consensual powers pertaining to the Collateral or any part thereof and may exercise such powers in such manner as the Pledgee may elect.

                                 C.   All dividends, payments of interest and
          other distributions of every character made upon or in respect of the Pledged Shares or any part thereof shall be deemed to be Collateral and shall be paid directly to and shall be held by the Pledgee as additional Collateral pledged under and subject to this Agreement.

                                 D. All rights to marshaling of assets of the Pledgor, including any such right with respect to the Collateral, are hereby waived by the Pledgor.

               XXVI.   Special Provisions for Pledged Shares.
               -----   -------------------------------------

          The Pledgor hereby acknowledges that the sale by the Pledgee of any of the Pledged Shares pursuant to the terms hereof in compliance with federal and applicable state or securities laws or the securities laws of any other applicable jurisdiction exercising valid jurisdiction over the Pledged Shares (as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect, the "Securities Laws") may require strict limitations as to the manner in which the Pledgee or any subsequent transferee of the Pledged Shares may dispose of such securities. The Pledgor understands that in order to protect the Pledgee's interest it may be necessary to sell the Pledged Shares at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering requested under the Securities Laws. The Pledgor has no and waives any objection to a sale in such a manner.

               XXVII.  Application of Proceeds by the Pledgee.
               ------  --------------------------------------

          In the event the Pledgee sells or otherwise disposes of the Collateral in the course of exercising the remedies provided for in Sections 8 or 9 hereof,
                                                         ----------    -
any amounts held, realized or received by the Pledgee pursuant to the provisions hereof, including the proceeds of the sale of any of the Collateral or any part thereof, shall be applied by the Pledgee first toward the payment of any costs and expenses incurred by the Pledgee in enforcing this Agreement, then to any amounts otherwise due hereunder or under the Guaranty, and then as provided in the Purchase Agreement. Any amounts and any Collateral remaining after such application and after payment to the Pledgee of all of the Secured Obligations in full shall be paid or delivered as required by law, or as a court of competent jurisdiction may direct.

          The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property, it being understood that the Pledgee shall not have any responsibility for (x) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters or (y) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

               XXVIII. Absolute Interest.
               ------- -----------------

                                 A. All rights of the Pledgee hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of any provision of the Note, any agreement with respect to the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the, (iii) any exchange, release or non-perfection of any Collateral or any other security for or Collateral securing the Secured Obligations, or any release or amendment or waiver of or any consent to or departure from any guarantee or any other security, for all or any of the Secured Obligations or (iv) any other circumstance which might constitute a defense available to, or a discharge of, the Pledgor in respect of the Secured Obligations or this Agreement.

                                 B. The Pledgee is hereby subrogated to all of the Pledgor's interests, rights and remedies in respect to the Collateral and all security now or hereafter existing with respect thereto and all guaranties and endorsements thereof and with respect thereto.

               XXIX.   Termination.
               -----   -----------

          This Agreement and the security interests created hereunder shall terminate when all the Secured Obligations have been indefeasibly paid in full, at which time the Pledgee shall execute and deliver to the Pledgor all documents which the Pledgor shall reasonably request to evidence termination of such security interest and shall return physical possession of any Collateral then held by the Pledgee to the Pledgor; provided, however, that all indemnities of
                                    --------  -------
the Pledgor contained in this Agreement shall survive, and remain in full force and effect regardless of the termination of the security interest of this Agreement.

               XXX.    Additional Information.
               ----    ----------------------

          The Pledgor agrees to furnish the Pledgee from time to time such additional information and copies of such documents relating to this Agreement, the Collateral, the Secured Obligations and the Pledgor's financial condition as the Pledgee may reasonably request.

               XXXI.  Notices.
               -----  -------

Any communication, notice or demand to be given to a party hereunder shall be in writing and delivered in person or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, to such party at the address set forth on the signature page hereof.

               XXXII.  Indemnity and Expenses.
               ------  ----------------------

          The Pledgor agrees to indemnify the Pledgee, and the officers, directors, employees and agents of the Pledgee (with the foregoing referred to collectively as the "Indemnified Parties"), for, and to hold each Indemnified Party harmless against, any loss, liability, claim judgment, settlement, compromise, obligation, damage or penalty of any kind or nature, including the costs and expenses of the Indemnified Party incurred in defending itself against any claim of liability in connection with or arising out of this Agreement, unless arising from the gross negligence or willful misconduct of such Indemnified Party.

               XXXIII. No Waiver; Cumulative Rights.
               ------- ----------------------------

          No failure on the part of the Pledgee to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Pledgee of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy and power hereby granted to the Pledgee or allowed it by law or other agreement shall be cumulative and not exclusive of any other and may be exercised by the Pledgee from time to time.

               XXXIV.  Governing Law; Consent to Jurisdiction.
               ------  --------------------------------------

          This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, excluding the body of law relating to conflict of laws.

               XXXV.  Execution in Counterparts.
               -----  -------------------------

          This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same agreement. Each of the parties to this Agreement will be entitled to rely upon delivery by facsimile machine of an executed copy of this Agreement and acceptance of such facsimile copy will be legally effective to create a valid and binding agreement between the parties in accordance with the terms hereof.

               XXXVI.  Severability.
               ------  ------------

          If any one or more provisions of this Agreement should be declared invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected, impaired or prejudiced thereby.

          IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed as of the date first above written.

                                        PLEDGOR:

                                        WEBB INTERACTIVE SERVICES, INC.


                                        By:    /s/ William R. Cullen
                                               ---------------------
                                        Name:  William R. Cullen
                                        Title: CEO

                                                  1899 Wynkoop, Suite 600
                                                  Denver, CO 80202

                                        PLEDGEE:

                                        JONA, INC.


                                        By:    /s/ Neil A. McMurry
                                               -------------------
                                        Name:  Neil A. McMurry
                                        Title: President

                                             1701 East E. Street
                                             Casper, WY 82601

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED OR SOLD UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER OR SALE.

                                PROMISSORY NOTE

Date of Issuance:  December 21, 2001 (the "Date of Issuance")

Name of Holder:  Jona, Inc. (the "Holder")

Principal Amount:  $300,000 (the "Principal Amount")

     For good and valuable consideration received, Webb Interactive Services, Inc., a Colorado corporation (the "Company"), promises to pay to the Holder the Principal Amount, plus simple interest accrued on unpaid principal from the Date of Issuance until paid at the rate of ten percent (10%) per annum (the "Base Rate").

     The Company's obligations under this Note are secured by a Pledge and Security Agreement as of even date herewith (the "Security Agreement.")

     The following is a statement of the rights of the Holder and the terms and conditions to which this Note is subject:

1.   Payment.
     --------

     (a) Obligation.  Subject to acceleration and mandatory prepayment upon the
         ----------
occurrence of any Event of Default, the outstanding principal under this Note and the accrued interest thereon will be due and payable on demand at any time on or after April 30, 2002 (the "Demand Payment Date"). All payments of principal and interest under this Note shall be payable in immediately available funds to an account at a bank designated in writing by the Holder. In the absence of any such written designation, any such principal or interest payment shall be deemed made on the date a check in the applicable amount payable to the order of Holder is received by the Holder at the address set forth below or such other address as the Holder shall designate in writing.

     (b) Interest Payment.  The Company promises to pay interest on the
         ----------------
Principal Amount at the Base Rate. Interest on this Note shall accrue from and including the date of issuance of this Note through and until repayment of the principal and payment of all accrued interest in full and the accrued interest shall be payable in full on the earlier to occur of the Demand Payment Date or the date the Note is accelerated pursuant to Section 1(e).
                                             ------------

     (c) Prepayment.  On ten (10) days' prior written notice to the Holder, the
         ----------
Company may prepay this Note in whole or in part at any time without penalty. Prepayments will be applied to accrued but unpaid interest first and then to unpaid principal.

     (d) Defaults.  An Event of Default shall occur if: (i) the Company shall
         --------
default in the payment of the principal of or any installment of interest on this Note, when and as the same shall become due and payable, whether at maturity, on demand, on a date fixed for payment thereof, at a date fixed for prepayment, by acceleration or otherwise, (ii) the Company shall fail to perform or observe any covenant, obligation or agreement contained herein and the Company has not remedied such default within fifteen (15) days after notice of default has been given by the Investor to the Company, (iii) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (a) relief in respect of the Company, or of a substantial part of its property or assets, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal or state bankruptcy, insolvency, receivership or similar law, (b) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company, or for a substantial part of its property or assets, or (c) the winding up or liquidation of the Company, and such proceeding or petition shall continue undismissed for 60 days, or any order or decree approving or ordering any of the foregoing shall be entered or (iv) the Company shall (a) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal or state bankruptcy, insolvency, receivership or similar law, (b) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described herein, (c) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (e) make a general assignment for the benefit of creditors,
(f) become unable, admit in writing its inability or fail generally to pay its debts as they become due, (g) suspend the operation of its business or (h) take any action for the purpose of effecting any of the foregoing.

     (e) Acceleration.  If an Event of Default occurs under Section 1(d)(iii) or
         ------------
(iv), then the outstanding principal of and all accrued interest on this Note shall automatically become immediately due and payable. If an Event of Default occurs under Section 1(d)(i) or (ii) and is continuing, the Holder, by written notice to the Company, may declare the outstanding principal of and all accrued interest on this Note immediately due and payable. Upon such declaration, such principal and interest shall become immediately due and payable. After April 30, 2002, if the default has not been cured or all amounts due paid to the Holder, then all such principal, interest, fees and other amounts shall be immediately due and payable and the Holder shall have all of its rights and remedies under this Note and the Security Agreement.

     (f) Enforcement.  Upon the occurrence of any one or more Events of Default,
         -----------
the Holder may proceed to protect and enforce its rights hereunder by suit in equity, action at law or by other appropriate proceeding, and the Holder may pursue all of its rights and remedies under this Note and the Security Agreement. The Holder shall have all rights and remedies available at law or in equity. If an Event of Default occurs, the Company will pay to the Holder such amounts as shall be sufficient to cover the costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of such Holder due to, or incurred as a consequence of, such default.

2.   Governing Law.  This Note will be governed by and construed in accordance
     -------------
with the laws of the State of Colorado, excluding that body of law relating to conflict of laws.

3.   Waiver.  The Company hereby waives diligence, presentment, demand, protest
     ------
and notice of dishonor.

4.   Collection Expenses.  If suit is brought for collection of this Note, the
     -------------------
Company shall pay all reasonable expenses, including reasonable fees and costs of attorneys, incurred by the Holder in connection therewith whether or not such suit is prosecuted to judgment.

     IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

                              WEBB INTERACTIVE SERVICES, INC.


                              By /s/ William R. Cullen
                                 --------------------------------

                              Its:  CEO
                                   ------------------------------


Holder's Address:

Jona, Inc.
------------------------
1701 East E Street
------------------------
Casper, WY   826-1
------------------------

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS SHALL BE EFFECTIVE WITH RESPECT THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

Warrant to Purchase                                Issue Date: December 21, 2001
60,000 Shares
------


                        WEBB INTERACTIVE SERVICES, INC.

                       WARRANT TO PURCHASE COMMON STOCK


     THIS CERTIFIES that Jona, Inc. or any subsequent holder hereof (the
                         ----------
"Holder"), has the right to purchase from WEBB INTERACTIVE SERVICES, INC., a
 ------
Colorado corporation (the "Company"), up to 60,000 fully paid and nonassessable
                           -------          ------
shares of the Company's common stock, no par value (the "Common Stock"), subject
                                                         ------ -----

to adjustment as provided herein, at a price equal to the Exercise Price (as defined below), at any time beginning on the date on which this Warrant is issued (the "Issue Date") and ending at 5:00 p.m., eastern time, on the date
             ----------
that is the third (3rd) anniversary of the Issue Date (the "Expiration Date").
                                                            ----------------

     1. Exercise.

          (a)  Right to Exercise; Exercise Price. The Holder shall have the
               -----------------  --------------
right to exercise this Warrant at any time and from time to time during the period beginning on the Issue Date and ending on the Expiration Date as to all or any part of the shares of Common Stock covered hereby (the "Warrant Shares").
                                                               --------------
The "Exercise Price" payable by the Holder in connection with the exercise of this Warrant shall initially be $2.50 per share, subject to adjustment for the events specified in Section 6 below.

          (b)  Exercise Notice. In order to exercise this Warrant, the Holder
               ---------------
shall send by facsimile transmission, at any time prior to 7:00 p.m., eastern time, on the Business Day (as defined below) on which the Holder wishes to effect such exercise (the "Exercise Date"), to the Company a copy of the notice
                           -------------
of exercise in the form attached hereto as Exhibit A (the "Exercise Notice")
                                                           ---------------
stating the number of Warrant Shares as to which such exercise applies and the calculation therefor. As used herein, "Business Day" shall mean any day on which
                                       ------------
the New York Stock Exchange (the "NYSE") and commercial banks in the city of New
                                  ----
York are open for business. The Holder shall thereafter deliver to the Company the original Exercise Notice, the original Warrant and (unless a cashless exercise is intended) the Exercise Price. In the case of a dispute as to the calculation of the Exercise Price or the number of Warrant Shares issuable hereunder (including without limitation the calculation of any adjustment to the Exercise Price pursuant to Section 6 below), the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and shall submit the disputed calculations to the Company's independent accountant within two (2) Business Days following the Exercise Date. The Company shall cause such accountant to calculate the Exercise Price and/or the number of Warrant Shares issuable hereunder and to notify the Company and the Holder of the results in writing no later than two Business Days following the day on which such accountant received the disputed calculations. Such accountant's calculation shall be deemed conclusive absent manifest error. The fees of any such accountant shall be borne by the party whose calculations were most at variance with those of such accountant.

          (c)  Early Expiration. In the event that following the first
               ----------------
anniversary of the Issue Date, the Closing Bid Price (as defined in the Securities Purchase Agreement) of the Common Stock during any period of ten (10) consecutive Trading Days is equal to or greater than twice the Exercise Price then in effect (an "Expiration Trigger Event"), the Company may deliver to the
                    ------------------------
Holder, within five(5) business days following the occurrence of an Expiration Trigger Event, a written notice to such effect (a "Expiration Notice") and this
                                                   -----------------
Warrant shall expire on the date (the "Early Expiration Date") which is thirty
                                       ---------------------
(30) Trading Days following the business day on which such Expiration Notice is delivered to the Holder Notwithstanding the foregoing, the Holder may exercise all or any part of this Warrant at the then effective Exercise Price by delivering an Exercise Notice to the Company at any time prior to the Early Expiration Date.

          (d)  Cancellation of Warrant. This Warrant shall be canceled upon its
               -----------------------
exercise and, if this Warrant is exercised in part, the Company shall, at the time that it delivers Warrant Shares to the Holder pursuant to such exercise as provided herein, issue a new warrant, and deliver to the Holder a certificate representing such new warrant, with terms identical in all respects to this Warrant (except that such new warrant shall be exercisable into the number of shares of Common Stock with respect to which this Warrant shall remain unexercised); provided, however, that the Holder shall be entitled to exercise all or any portion of such new warrant at any time following the time at which this Warrant is exercised, regardless of whether the Company has actually issued such new warrant or delivered to the Holder a certificate therefor.

     2. Delivery of Warrant Shares Upon Exercise.

     Upon receipt of an Exercise Notice pursuant to paragraph 1 above, the Company shall, (A) in the case of a Cashless Exercise (as defined below), no later than the close of business on the third (3rd) Business Day following the Exercise Date set forth in such Exercise Notice, (B) in the case of a Cash Exercise (as defined below) no later than the close of business on the later to occur of (i) the third (3rd) Business Day following the Exercise Date set forth in such Exercise Notice and (ii) such later date on which the Company shall have received payment of the Exercise Price, and (C) with respect to Warrant Shares which are disputed as described in paragraph 1(b) above, and required to be delivered by the Company pursuant to the accountant's calculations described therein, the close of business on the third (3rd) Business Day following the determination made pursuant to paragraph 1(b) (the "Delivery Date"), issue and
                                                    -------------
deliver or caused to be delivered to the Holder the number of Warrant Shares as shall be determined as provided herein. The Company shall effect delivery of Warrant Shares to the Holder by, as long as the Company's designated transfer agent for the Common Stock (the "Transfer Agent") participates in the Depository
                                 --------------
Trust Company ("DTC") Fast Automated Securities Transfer program ("FAST"),
                ---                                                ----
crediting the account of the Holder or its nominee at DTC (as specified in the applicable Exercise Notice) with the number of Warrant Shares required to be delivered, no later than the close of business on such Delivery Date. In the event that the Transfer Agent is not a participant in FAST, or if Warrant Shares are not otherwise eligible for delivery through FAST, or if the Holder so specifies in an Exercise Notice or otherwise in writing on or before the Exercise Date, the Company shall effect delivery of Warrant Shares by delivering to the Holder or its nominee physical certificates representing such Warrant Shares, no later than the close of business on such Delivery Date. Warrant Shares delivered to the Holder shall contain a restrictive indicating that the Warrant Shares may not be sold except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, (ii) Rule 144 under the Securities Act of 1933, as amended, or (iii) pursuant to Rule 144(k) under the Securities Act of 1933, as amended, or any successor rule or provision.

     3. Failure to Deliver Warrant Shares.

     (a)  Exercise Default. In the event that, as a result of any action or
          ----------------
failure to act on the part of the Company (including without limitation a failure by the Company to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to exercise of the Warrants), the Company does not deliver to a Holder certificates representing the number of Warrant Shares specified in the applicable Exercise Notice on or before the Delivery Date therefor and such failure continues for ten (10) Business Days (an "Exercise Default"), the Company shall pay to the Holder payments ("Exercise
 ----------------                                                   --------
Default Payments") in the amount of (i) (N/365) multiplied by (ii) the aggregate
----------------                                ----------
Exercise Price for the Warrant Shares which are the subject of such Exercise Default multiplied by (iii) the lower of twenty four percent (24%) and the
        ----------
maximum rate permitted by applicable law, where "N" equals the number of days elapsed between the original Delivery Date for such Warrant Shares and the date on which all of such Warrant Shares are issued and delivered to the Holder. Amounts payable under this subparagraph 3(a) shall be paid to the Holder in immediately available funds on or before the fifth (5th) Business Day of the calendar month immediately following the calendar month in which such amount has accrued.

     (b)  Buy-in. Nothing herein shall limit a Holder's right to pursue actual
          ------
damages for the Company's failure to issue and deliver Warrant Shares in connection with an exercise on the applicable Delivery Date (including, without limitation, damages relating to any purchase of shares of Common Stock by the Holder to make delivery on a sale effected in anticipation of receiving Warrant Shares upon exercise, such damages to be in an amount equal to (A) the aggregate amount paid by the Holder for the shares of

Common Stock so purchased minus (B) the aggregate amount of net  proceeds, if
                          -----
any, received by the Holder from the sale of the Warrant Shares issued by the Company pursuant to such exercise), and the Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief).

     (c)  Reduction of Exercise Price. In the event that, as a result of any
          ---------------------------
action or failure to act on the part of the Company (including without limitation a failure by the Company to have a sufficient number of shares of Common Stock authorized and reserved for issuance pursuant to exercise of the Warrants), a Holder has not received certificates representing the Warrant Shares by the tenth (10th) Business Day following an Exercise Default, the Holder may, upon written notice to the Company, regain on such Business Day the rights of a Holder of this Warrant, or part thereof, with respect to the Warrant Shares that are the subject of such Exercise Default, and the Exercise Price for such Warrant Shares shall be reduced by one percent (1%) for each day beyond such 10th Business Day in which the Exercise Default continues. In such event, the Holder shall retain all of the Holder's rights and remedies with respect to the Company's failure to deliver such Warrant Shares (including without limitation the right to receive the cash payments specified in subparagraph 3(a) above).

     (d)  Holder of Record. Each Holder shall, for all purposes, be deemed to
          ----------------
have become the holder of record of Warrant Shares on the Exercise Date of this Warrant, irrespective of the date of delivery of such Warrant Shares. Nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a stockholder of the Company prior to the Exercise Date.

     4. Exercise Limitations.

     Notwithstanding anything to the contrary contained herein, this Warrant shall not be exercisable by the Holder to the extent (but only to the extent) that, if exercisable by the Holder, the Holder would be the beneficial owner of more than 4.99% of the shares of Common Stock. For the purposes of this Section 4, beneficial ownership and all determinations and calculations shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and all applicable rules and regulations thereunder. For clarification, it is expressly a term of this security that the limitations contained in this Section 4 shall apply to each successive Holder. The restriction contained in this Section 4 may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the Holder hereof approve such alteration, amendment, deletion or change.

     5. Payment of the Exercise Price.

     The Holder may pay the Exercise Price in either of the following forms or, at the election of Holder, a combination thereof:

          (a) Cash Exercise: by delivery of immediately available funds.

          (b) Cashless Exercise: by surrender of this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

          X      =    Y  x   (A -- B)
                      ---------------
                            A

where:    X = the number of Warrants Shares to be issued to the Holder.

          Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

          A = the average of the Closing Trade Prices (as defined in the Securities Purchase Agreement) of the Common Stock for the five
              (5) Trading Days immediately prior to for (but not including) the Exercise Price;

          B = the Exercise Price;

provided, however, that the Holder may exercise this Warrant pursuant to a Cashless Exercise only if, on the Exercise Date, the resale of Warrant Shares is not covered by an effective registration statement under the Securities Act of 1933, as amended, that is available to the Holder on such date.

     For purposes of Rule 144 under the Securities Act of 1933, as amended, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the Issue Date.

     6. Anti-Dilution Adjustments; Distributions; Other Events.

     The Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 6. In the event that any adjustment of the Exercise Price or number of Warrant Shares as required herein results in a fraction of a cent or fraction of a share, as applicable, such exercise Price or number of Warrant Shares shall be rounded up or down to the nearest cent or share, as applicable.

     (a) Issuance of Other Securities.  If, at any time before the exercise of
         ----------------------------
this Warrant, the Company shall issue any Common Stock, whether upon the exercise of rights, warrants, securities convertible or exercisable into Common Stock or otherwise, at a price that is lower than the Exercise Price in effect, such Exercise Price shall be reduced to such lower price. Further, if the Company shall issue any securities which are convertible into or exchangeable for Common Stock or represent the right to purchase Common Stock with a fixed conversion or exercise price less than the Exercise Price then in effect, the Exercise Price shall be reduced to such lower price. No adjustment to the Exercise Price will be made (i) upon the exercise or conversion of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee, consultant or director benefit plan of the Company now existing or to be implemented in the future, so long as the issuance of such stock or options is approved by majority of non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose.

     (b)  Subdivision or Combination of Common Stock. If the Company, at any
          ------------------------------------------
time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionally increased. In the event of any adjustment to the Exercise Price arising from an event specified in this paragraph (c), the number of shares of Common Stock into which this Warrant is exercisable will be proportionately increased or reduced, as the case may be.

     (c)  Distributions. If the Company or any of its subsidiaries shall at any
          -------------
time distribute to holders of Common Stock (or to a holder, other than the Company, of the common stock of any such subsidiary) cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or the immediately preceding year) including any dividend or distribution in shares of capital stock of a subsidiary of the Company (collectively, a "Distribution")
                                                                  ------------
then, in any such case, the Holder of this Warrant shall be entitled to receive, at the same time as such assets are received by a holder of such stock, an amount and type of such Distribution as though such Holder were a holder on the record date therefor of a number of shares of Common Stock into which this Warrant is exercisable as of such record date (such number of shares to be determined at the Exercise Price then in effect and without regard to any limitation on exercise of this Warrant that may exist pursuant to the terms hereof or otherwise).

     (d)  Additional Shares, Securities or Assets.  In the event that at any
          -----------------  --------------------
time, as a result of an adjustment made pursuant to this Section 6, the Holder of this Warrant shall, upon exercise of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 6.

     (e)  Special Adjustment and Notice of Adjustment.  Upon the occurrence of
          -------------------------------------------
any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company. If the Company takes any actions (including under or by virtue of this Section 6) which would have a dilutive effect on the Holder or which would materially and adversely affect the Holder with respect to its investment in the Warrant, and if the provisions of this
Section 6, are not strictly applicable to such actions or, if applicable to such actions, would not operate to equitably protect the Holder against such actions, then the Company shall promptly upon notice from Holder appoint its independent certified public accountants to determine as promptly as practicable an appropriate adjustment to the terms hereof, including without limitation adjustments to the Exercise Price, or another appropriate action to so equitably protect such Holder and prevent any such dilution and any such material adverse effect, as the case may be. Following such determination, the Company shall forthwith make the adjustments or take the other actions described therein.

     (f)  Other Notices.  In case at any time:
          -------------

          (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

          (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

          (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

          (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

     7. Fractional Interests.

     No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but on exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be rounded up or down to the nearest whole number of shares of Common Stock.

     8. Transfer of this Warrant.

     The Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act of 1933, as amended, and applicable state laws. Upon such transfer or other disposition, the Holder shall deliver a written notice to Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the "Transfer Notice"), indicating the
                                          ---------------
person or persons to whom this Warrant shall be transferred and, if less than all of this Warrant is transferred or this Warrant is transferred in parts, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within three (3) Business Days of receiving a Transfer Notice and the original of this Warrant, the Company shall deliver to the each transferee designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares. Notwithstanding the foregoing, no Holder may knowingly and voluntarily sell this Warrant (or any portion thereof) to an entity that is a competitor of the Company.

     9. Benefits of this Warrant.

       Nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant.

     10. Loss, theft, destruction or mutilation of Warrant.

       Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     11. Notice or Demands.

       Except as otherwise provided herein, any notice, demand or request required or permitted to be given pursuant to the terms of this Warrant shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

If to the Company:

       WEBB Interactive Services, Inc.
       1899 Wynkoop, Suite 600
       Denver, Colorado 80202
       Telecopy:  (303)295-3584
       Attention:  William Cullen

and if to the Holder, to such address as shall be designated by the Holder in writing to the Company.

     12. Applicable Law.

       This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Colorado, without giving effect to conflict of law provisions thereof.

     IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the 21/st/ day of December, 2001.
------

                                             WEBB INTERACTIVE SERVICES, INC.


                                             By:  /s/ William R. Cullen
                                                 ----------------------
                                                 Name:  William R. Cullen
                                                 Title: CEO

EXHIBIT A
---------


                                EXERCISE NOTICE

     The undersigned Holder hereby irrevocably exercises the right to purchase ________ of the shares of Common Stock ("Warrant Shares") of WEBB INTERACTIVE
                                         --------------
SERVICES, INC. evidenced by the attached Warrant (the "Warrant"). Capitalized
                                                       -------
terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant. Unless otherwise specified in writing to the Company, the undersigned represents to the Company that the shares of Common Stock covered by this notice have been or will be sold pursuant to the terms of an effective registration statement.

     1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

          ______ a Cash Exercise with respect to _________________ Warrant Shares; and/or

          ______ a Cashless Exercise with respect to _________________ Warrant Shares.

     2. Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the sum of $________________ to the Company in accordance with the terms of the Warrant.

     3. Delivery of Warrant Shares. The Company shall deliver to the Holder _____________ Warrant Shares in accordance with the terms of the Warrant.


Date: ______________________


____________________________________
      Name of Registered Holder


By:_______________________________
   Name:
   Title:

EXHIBIT B
---------

                                TRANSFER NOTICE

     FOR VALUE RECEIVED, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers unto the person or persons named below the right to purchase ______ shares of the Common Stock of WEBB INTERACTIVE SERVICES, INC. evidenced by the attached Warrant.

Date: ______________________

____________________________________
     Name of Registered Holder


By:    _______________________________
Name:
Title:

Transferee Name and Address:

____________________________________

____________________________________

____________________________________